Hartford Life Insurance Company Separate Account Two:

333-101923                     Director Ultra

Product Information Notice Dated February 2, 2009

Product Information Notice Dated February 2, 2009

MTB Large Cap Growth Fund II, MTB Large Cap Value Fund II, MTB Managed Allocation Fund – Aggressive Growth II and MTB Managed Allocation Fund – Conservative Growth II

The Board of Trustees of The MTB Group of Funds approved a Plan of Liquidation of the MTB Large Cap Growth Fund II, MTB Large Cap Value Fund II, MTB Managed Allocation Fund – Aggressive Growth II and MTB Managed Allocation Fund – Conservative Growth II (collectively, the “Funds”). Effective as of the close of business on April 24, 2009, any Contract Value allocated to the corresponding Sub-Accounts will be transferred to the Hartford Money Market HLS Fund Sub-Account.

Due to the liquidation of the Funds, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Accounts, including program trades effective as of the close of business on April 23, 2009. You may transfer some or all of your Contract Value in the affected Sub-Accounts to other investment options currently offered by your Contract.

Also, effective as of the close of business on April 24, 2009:

(i)                                    any Dollar Cost Averaging, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the affected Sub-Accounts will be terminated; and

(ii)                                Automatic Income Programs will continue uninterrupted and will be automatically updated to reflect the Hartford Money Market HLS Fund Sub-Account unless new instructions are provided.

HV-7900